Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2015
Lease Arrangements
Schedule of future minimum revenue, expected to be earned on non-cancelable time charters with initial terms of one year or more

        The future minimum revenue, expected to be earned on non-cancellable time charters consisted of the following as at December 31, 2015 (in thousands):

2016	$524,682
2017	490,984
2018	445,471
2019	410,944
2020	374,903
2021 and thereafter	913,111

Total future revenue	$3,160,095